POWER OF ATTORNEY

Know all by these presents, that
 the undersigned
hereby constitutes and appoints
S. Shane Turley, Thomas R. Gooley,
Aaron D. Cowell, and Michael K. Robinson, or either of them, signing singly, the undersigned's true and lawful
attorney-in-fact to:

1.	Execute for and on behalf of the
 undersigned,
 in the undersigned's capacity as
an officer and/or director of US LEC Corp.
 (the "Company"), Forms 4 and 5 in accordance
with Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder;
2.	Do and perform any and all acts for
 and on behalf of the undersigned which
may be necessary or desirable to complete
and execute any such Form 4 or 5, complete
and execute any amendment or amendments
thereto, and timely file such form with
the United States Securities and Exchange
Commission and any stock exchange or similar
authority; and
3.	Take any other action of any type
 whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf
 of the undersigned pursuant to this
Power of Attorney shall be in such form
and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite,
necessary, or proper to be done in the
exercise of any of the rights and
powers herein granted, as fully to all
 intents and purposes as the
undersigned might or could do if
personally present, with full power of
substitution or revocation, hereby
 ratifying and confirming all that such
attorney-in-fact, or such attorney-in-fact's
 substitute or substitutes,
shall lawfully do or cause to be done by virtue of this
Power of Attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing
 attorneys-in-fact, in serving in
uch capacity at the request of the undersigned,
 are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
 Exchange Act of 1934.
This Power of Attorney shall remain in full
 force and effect until the undersigned
is no longer required to file Forms 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier
revoked by the undersigned in a signed
 writing delivered to the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to
be executed as of
this   1    day of August, 2003.


S/ Thomas R. Gooley
Signature
Thomas R. Gooley
Print Name